UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2008

OPLINK COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-31581	77-0411346
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

46335 Landing Parkway, Fremont, California		94538
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-933-7200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2008, Oplink Communications, Inc. ("Oplink" or the "Company") issued a press release regarding its financial results for its fiscal quarter and fiscal year ended June 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information provided pursuant to this Item 2.02, including the information in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2008, Oplink announced that, effective December 31, 2008, Joe Liu will resign as Chief Executive Officer of the Company and will assume the position of Executive Vice Chairman. At that time, the Company will appoint Thomas P. Keegan, the Company’s current President, as its CEO.

Oplink also announced the promotion of Peter Lee, the Company’s Vice President of Marketing and PLM, to the position of Chief Operating Officer. Mr. Lee joined Oplink in August 2000 and has held positions as Production Manager, Product Engineering Manager, Director of Production Engineering and Senior Director of PLM and Operations. Mr. Lee received his B.S. in Electrical Engineering from National Taiwan University and his M.S. in Electrical Engineering from Columbia University.

In addition, Oplink announced the promotion of Dr. Shawn Lin to the position of Vice President of Marketing. Dr. Lin joined Oplink in January 2001, and has held the positions of Product Line Manager, Manager of FAE & Technical Support, Senior Customer Engineer and Senior Director of Technical Marketing and Customer Support. Prior to joining Oplink, Dr. Lin was Director of Technology at Liquidmetal Golf in Laguna Niguel, California. Dr. Lin received his B.S. in Physics from the University of Science and Technology of China, and his M.S. and PhD in Applied Physics from California Institute of Technology (Caltech).

Oplink issued a press release regarding these matters on August 14, 2008, a copy of which is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release issued August 14, 2008 announcing financial results for fourth quarter and fiscal year ended June 30, 2008.

99.2 Press release issued August 14, 2008 announcing senior management changes.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.

August 14, 2008	By:	/s/ Shirley Yin

Name: Shirley Yin
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release issued August 14, 2008 announcing financial results for fourth quarter and fiscal year ended June 30, 2008.
99.2	Press release issued August 14, 2008 announcing senior management changes.